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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated January 16, 1998, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-42791) and related Prospectus of Nanogen, Inc. for the registration of shares of its common stock.


                                          /s/ ERNST & YOUNG LLP

San Diego, California

January 22, 1998